Earnings (Loss) per Share	12 Months Ended
Dec. 31, 2021
Gelesis
Earnings (Loss) per Share
18.	Earnings (Loss) per Share

Basic and diluted loss per share attributable to common stockholders were calculated as follows:

	December 31,
	2021	2020
Numerator:
Net loss	$(93,347)	$(25,905)
Accretion of redeemable convertible preferred stock to redemption value	(94,134)	(11,372)
Accretion of noncontrolling interest put option to redemption value	(376)	(567)
Net loss attributable to common stockholders	$(187,857)	$(37,844)
Denominator:
Weighted average common shares outstanding, basic and diluted	2,204,486	2,149,182
Net loss per share, basic and diluted	$(85.22)	$(17.61)

The Company’s potential dilutive securities, which include stock options, redeemable convertible preferred stock and warrants have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of common stock outstanding used to calculate both basic and diluted net loss per share attributable to common stockholders is the same for all periods presented. The Company excluded the following potential common stock, presented based on amounts outstanding at December 31, 2021 and 2020 from the computation of diluted net loss per share attributable to common stockholders because including them would have had an anti-dilutive effect.

	December 31,
	2021	2020

Convertible preferred stock	18,736,936	18,446,525
Warrants on convertible preferred stock	708,493	1,021,466
Options and RSUs to acquire common stock	5,203,174	5,074,547
Warrants on common stock	522,009	522,009
Total	25,170,612	25,064,547